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                                                                    EXHIBIT 10.3

                                  NOVAVAX, INC.

                         AMENDMENT TO STOCK OPTION PLAN


       Pursuant to the resolution of the Board of Directors of Novavax, Inc. adopted on March 16, 1998, and approved by the stockholders of Novavax, Inc. on May 14, 1998, Section 4 of the Novavax, Inc. 1995 Stock Option Plan is hereby amended by deleting the number "4,000,000" and inserting in its place the number "4,400,000" so that the first sentence of Section 4 now reads in its entirety as follows:

       "Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 4,400,000 shares."


                                             NOVAVAX, INC.


                                              /s/ David A. White
                                             -----------------------------------
                                             David A. White, Secretary